Exhibit 99.1

Press Release

RAY D’ARCY BECOMES PRESIDENT AND CHIEF EXECUTIVE

OFFICER OF INTERACTIVE DATA CORPORATION

AND JOINS BOARD OF DIRECTORS

BEDFORD, Mass – March 2, 2009 – Interactive Data Corporation (NYSE: IDC), a leading provider of financial market data, analytics and related services to financial institutions, active traders and individual investors, today announced Raymond L. D’Arcy, 56, has succeeded Stuart J. Clark as president and chief executive officer. Clark, 61, will serve as an advisor to the Company before retiring later this summer as previously announced.

This appointment was previously announced as part of the Company’s formal CEO succession process. This process began in May 2008 when Clark announced his intention to retire in 2009 and was further advanced in November 2008 when the Board selected D’Arcy to be the Company’s next leader. In conjunction with this transition, Clark has stepped down from serving as a member of the Board of Directors, and D’Arcy has been appointed to fill this vacancy, effective immediately.

Rona Fairhead, chairman of Interactive Data’s Board of Directors, remarked, “The transition between Ray and Stuart has progressed smoothly, which has allowed us to bring the succession process to completion. I have tremendous confidence in Ray and the Interactive Data team as we collectively work toward expanding our business globally and creating value for all key stakeholders. The Board would like to thank Stuart for being an outstanding chief executive and for helping to establish Interactive Data as a trusted industry leader with a broad range of high-value offerings. We wish Stuart well in his retirement.”

“I am looking forward to leading Interactive Data,” D’Arcy stated. “With an extensive range of high-value offerings, long-term global customer relationships, a talented workforce and a strong balance sheet, we are well positioned to extend our leadership in our core markets. We move forward focused on leveraging our vast array of content, capabilities and distribution channels to address mission-critical areas across our customers’ operations and further fortify the trust that they have placed in our organization.”

D’Arcy concluded, “On behalf of the entire Interactive Data workforce, I would like to thank Stuart for his leadership over the past 13 years. As a result of Stuart’s vision, passion for the business, and management skills, Interactive Data has accumulated the content, capabilities, infrastructure and other resources that now support our expansive global customer base. He has been a great leader, colleague and friend to me over the years, and I appreciate all that he has done over the past several months to facilitate an orderly transition.”

D’Arcy, who has held a variety of senior sales, marketing, product management and finance positions at Interactive Data during the past 30 years, was most recently president of the Company’s sales and marketing organization. As a member of Interactive Data’s senior management team since 1995, D’Arcy has led the Company’s institutional sales organization to 13 consecutive years of revenue growth. In recent years, D’Arcy has played an instrumental role in leading key initiatives that have advanced new institutional sales, further strengthened existing customer relationships and elevated the Company’s stature in the financial information industry.

Interactive Data’s Senior Management Group

Under Ray D’Arcy’s leadership, Interactive Data’s senior management group is composed of the following 11 talented, experienced executives: James Farrer, managing director, Interactive Data Asia Pacific; Andrew J. Hajducky, III, executive vice president, chief financial officer and treasurer; Lori Hannay, vice president and chief human resources officer; Mark Hepsworth, president, Institutional Business; Mary Ivaliotis, vice president and chief marketing officer; John L. King, chief operating officer; Andrea H. Loew, executive vice president and general counsel; Roger Sargeant, managing director, international; Chuck Thompson, president, eSignal; Cort J. Williams, president of institutional sales; and Stephan Wolf, chief technology officer.

Biographies for all Interactive Data senior executives, including Ray D’Arcy, can be found on the Company’s website.

Forward-looking and Cautionary Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and federal securities laws, and is subject to the safe-harbor created by such Act and laws. Forward-looking statements include all statements that are not historical statements and include our statements discussing our goals, beliefs, strategies, objectives, plans, future financial conditions, potential impact of customer consolidations, future challenges and opportunities. These statements include those regarding (a) expanding our business globally and creating value for all key stakeholders, (b) being well positioned to extend our leadership position in our core markets, (c) leveraging our content, capabilities and distribution channels to address mission-critical areas across our customers’ operations, and (d) further fortifying the trust that our customers have placed in our organization. Our forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those contemplated by the forward-looking statements. Such factors include, but are not limited to: (i) the impact of cost-cutting pressures across the industries we serve; (ii) consolidation of financial services companies, both within an industry and across industries; (iii) our ability to maintain our relationships with service bureaus and custodian banks; (iv) the presence of competitors with greater financial resources than ours and their strategic response to our services and offerings; (v) new offerings by competitors or new technologies that could cause our offerings or services to become less competitive or obsolete, or we may not be able to develop new or enhanced services or offerings; (vi) a decline in activity levels in the securities markets; (vii) new legislation or changes in government or quasi-government rules, regulations, directives or standards may reduce demand for our service or increase our expenses; (viii) our ability to maintain relationships with our key suppliers and providers of market data; (ix) the possibility of a prolonged outage or other major unexpected operational difficulty at any of our key facilities; (x) our ability to negotiate and enter into strategic acquisitions or alliances on favorable terms, if at all; (xi) our ability to realize the anticipated benefits from any strategic acquisitions or alliances that we enter into; (xii) the difficulty in predicting our future cash needs; (xiii) the nature of other investment opportunities available to us from time to time; (xiv) we provide services to financial institutions that are subject to significant regulatory oversight, and any investigation of us or our customers relating to our services could be expensive, time consuming and harm our reputation; (xv) certain of our subsidiaries are subject to complex regulations and licensing requirements; (xvi) the risks of doing business internationally; (xvii) our ability to attract and retain key personnel; and (xviii) the ability of our majority shareholder to exert influence over our affairs, including the ability to approve or disapprove any corporate actions submitted to a vote of our stockholders; and other factors identified in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements.

About Interactive Data Corporation

Interactive Data Corporation (NYSE: IDC) is a leading global provider of financial market data, analytics and related services to financial institutions, active traders and individual investors. The Company’s businesses supply real-time market data, time-sensitive pricing, evaluations and reference data for millions of securities traded around the world, including hard-to-value instruments. Many of the world’s best-known financial service and software companies subscribe to the Company’s services in support of their trading, analysis, portfolio management and valuation activities. Through its businesses, Interactive Data Pricing and Reference Data, Interactive Data Real-Time Services, Interactive Data Fixed Income Analytics, and eSignal, the Company has approximately 2,400 employees in offices located throughout North America, Europe, Asia and Australia. The Company is headquartered in Bedford, Mass. Pearson plc (NYSE: PSO; LSE: PSON), an international media company, whose businesses include the Financial Times Group, Pearson Education, and the Penguin Group, is Interactive Data Corporation’s majority stockholder.

For more information about Interactive Data Corporation and its businesses, please visit www.interactivedata.com.

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For further information, please contact:

Investors

Andrew Kramer

Tel: +1 781-687-8306

Email: andrew.kramer@interactivedata.com

Media

Sue Mitchell (European media)

Tel: +44 (0)20 7825 8076

Email: sue.mitchell@interactivedata.com

Brian Willinsky (US media)

Tel: +1 781-687-8291

Email: brian.willinsky@interactivedata.com